Investor presentation TRISTATE CAPITAL HOLDINGS, INC. (NASDAQ: TSC) Third quarter ended September 30, 2019

Important Information About this presentation Financial information and data: Unless noted otherwise herein, income statement data is for the trailing twelve-months ended September 30, 2019, compared to the same TTM period the year prior; and balance sheet data is as of September 30, 2019, compared to one year prior. Forward looking statements: This presentation may contain “forward-looking” statements. Such forward-looking statements are subject to risks that could cause actual results or outcomes to differ materially from those currently anticipated. TriState Capital has no duty to, and does not intend to, update or revise forward-looking statements after the date on which they are made. For further information about the factors that could affect TriState Capital’s future results, please see the company’s most recent annual and quarterly reports filed on Form 10-K and Form 10-Q. Non-GAAP measures: To the extent non-GAAP financial measures are presented herein, comparable GAAP measures and reconciliations can be found in TriState Capital’s most recent quarterly financial results news release. 2 Investor presentation

Three Businesses Drive Differentiated Growth Sophistication of a super regional financial firm with the high touch of a boutique firm Private Banking Investment Management Commercial Banking NATIONAL NATIONAL PA, NY, NJ & OH Organic growth Organic & acquisitive growth Organic growth Low capital requirements Low capital requirements Traditional capital requirements Self-funding liquidity management Relationship-driven liquidity and treasury management funding 3 Investor presentation

Three Businesses Drive Differentiated Growth For the trailing twelve-months and period ending September 30, 2019 Growth in net income available 13% to common stockholders Asset quality Operating leverage LIBOR neutral balance sheet 11% Total revenue growth 28% 21% 24% Private banking Investment management fee Commercial loan growth contribution to total revenue loan growth 4 Investor presentation

Unique Model Sophisticated, high-touch, client-focused approach to financial services positions us to do well while empowering our clients to do well 29% of revenue from non-interest income 14% organic NII growth YOY driven through lower credit risk and variable rate loans 26% organic loan growth YOY 28% organic deposit growth YOY enhanced by lower cost funding with treasury management 92% of loans and 26% of debt securities variable rate 53.94% YTD Bank efficiency ratio ~$666k quarterly revenue/FTE, annualized ~18% insider ownership 0 branches 5 Investor presentation

Strong Foundation for Future Growth since 2013 IPO illustrates the strength and effectiveness of strategy % Change 9/30/2019 3/31/2013 since IPO (Dollars in Thousands) Among Fortune’s 100 Assets $ 7,198,449 $ 2,074,287 247% Fastest-Growing Companies Total revenue (TTM) $ 174,119 $ 63,548 174% Net interest income $ 123,523 $ 58,487 111% Ranked by Fortune1 in 2019 for (TTM) Non-interest income 3rd consecutive year based on: $ 50,596 $ 5,061 900% (TTM) • 33% growth in EPS Income before tax $ 68,333 $ 17,629 288% • 29% growth in revenue (TTM) • 16% total return EPS2 (TTM) $ 1.95 $ 0.48 306% on a three-year annualized basis 1 The September 2019 issue of Fortune reported that it ranks the 100 Fastest-Growing Companies listed on major U.S. stock exchanges by "revenue growth rate, EPS growth rate, and total return for the period ended June 29, 2019 on a three-year annualized. (To compute the revenue and EPS growth rates, Fortune uses a trailing-four-quarters log linear least square regression fit.)." 2 Fully diluted earnings per share. 6 Investor presentation

DOUBLE -DIGIT EPS GROWTH $2.20 $2.00 $1.95 $1.81 $1.80 CAGR Record of Growth $1.60 35% $1.40 $1.32 Double-digit YOY EPS growth for $1.20 $1.01 22 of 26 quarters $1.00 $0.80 $0.80 $0.60 $0.55 $0.40 2014 2015 2016 2017 2018 TTM 3Q19 7 Investor presentation

2019 Financial Performance Goals Aimed at sustaining record of double-digit earnings growth over long term Grow pre-tax Organically grow Grow treasury Surpass $7B in income at a double- loans at a management bank assets digit pace of double-digit pace deposit accounts by 15%–25% of 15%–25% $500 million Surpass $15B in AUM Drive operating leverage Maintain strong credit at Chartwell through revenue growth and quality metrics Through a combination of disciplined expense Continuing to distinguish us by organic and inorganic growth driving peer leading risk management adjusted returns Maintaining bank efficiency ratio in the low 50s while limiting annual operating expense growth to a single-digit rate 8 Investor presentation

TRISTATE CAPITAL

OPERATING LEVERAGE

Driven by revenue growth, exceptional client focus, scalable model and prudent management, which enables sophisticated client experience, agility and efficiency

Unique branchless model

276 FTEs
Highly experienced and high-performing team

53.94% YTD bank efficiency ratio
compared to 52.55% in prior year period

SUPERIOR REVENUE / EMPLOYEE



$650,000
$600,000
$550,000
$500,000
2014
2015
2016
2017
2018
3Q19
Annualized*

*Revenue per employee was ~$666,000 in 3Q19, more than ***twice*** that of our peer median[1]

[1] *Peer data for bank holding companies with $5B-$10B in MRQ assets. Analysis of net interest income plus non-interest income, annualized, divided by period-end FTE employees based on data from S&P Global Market Intelligence.*

9 INVESTOR PRESENTATION

Private Banking TSC's fastest-growing channel for lending and part of its integrated advisor solutions strategy PRIVATE BANKING LOANS $4.0 Loans over-collateralized by marketable securities or cash value life insurance $3.5 $3.368 (CVLI) policies are monitored utilizing the bank’s proprietary technology $3.0 $2.870 CAGR • No loss history $2.5 31% $2.266 s n o i l $2.0 l Favorable regulatory capital treatment i B $1.736 given reduced risk weighting enhances $1.5 capital efficiency $1.345 $0.989 $1.0 Marketable securities collateral consist of liquid and primarily well-diversified $0.5 portfolios $0.0 2014 2015 2016 2017 2018 3Q19 % of Total Loans 41.2% 47.3% 51.0% 54.1% 55.9% 56.0% 10 Investor presentation

Private Banking The Opportunity Aimed at assisting financial advisors of all types provide enhanced value to their clients Deep relationships with 207 broker-dealers, regional securities firms, RIAs, family offices and trust companies that do not offer banking services themselves These platforms enhance TSC's network of 50,000+ independent financial advisors, trust officers and family office executives seeking to add value for their clients Private banking loans prove attractive to the fast-growing numbers of financial advisors moving from wire houses to independent platforms <35% High net worth Loans to HNW Median LTV individuals, trusts and individuals used for of these businesses any purpose (except to outstanding loans purchase securities) 11 Investor presentation

Advisor Solutions Continually innovating to be leading, trusted and essential partner Responding to advisors' focus on creating a holistic experience and enhanced value proposition for their Securities- clients by: Based Private • Complementing advisors' capabilities with Bank Lending Future unique and essential products and services Services which can be integrated into their environments • Customizing technology, including digital Financial lending platform, and in-person delivery to Chartwell's Treasury meet their needs and clients' expectations Niche Advisors Management Investment and their Services • Optimizing risk management and Products Clients monitoring through smart and scalable proprietary collateral monitoring system Future • Respecting their relationships by supporting, Products and not competing with, them Premium Cash Management 12 Investor presentation

ORGANIC, IN-MARKET COMMERCIAL LOAN GROWTH $3.0 $2.649 $2.5 CAGR Middle-Market 13% $2.263 Commercial $2.0 $1.919 $1.665 s Banking n $1.496 o i l $1.5 $1.410 l i Four-state Mid-Atlantic footprint B $1.0 commercial loan $0.5 24% growth YOY $0.0 2014 2015 2016 2017 2018 3Q19 C&I CRE: owner-occupied CRE: non-owner occupied 13 Investor presentation

Middle-Market Commercial Banking In-market relationships diversified across industries, property type and geographies Highly experienced in-market regional presidents and relationship managers, with 21+ years average experience, source and serve local clients through our Mid-Atlantic representative offices 23% 52% 12% 45% 23% 15% COMMERCIAL C&I LOANS CRE LOANS LOANS BY $993M $1.66B 26% REGION $2.65B 19% 8% 18% 4% 18% 17% 20% Income-producing Owner-occupied Service Real estate Western PA Eastern PA Multifamily/apartment Construction/land Manufacturing Transportation Ohio New Jersey All others NYC 14 Investor presentation

Superior Credit Quality Drives consistently low annual credit costs ALLOWANCE / NPLs NPLs / TOTAL LOANS 8,000% 7,268.5% 1.5% $6 1.26% 7,000% $5 6,000% 1.0% $4 5,000% s n o i 4,000% $3 l 0.59% l 0.52% i 3,000% B 0.5% $2 2,000% 1,000% 452.9% 590.4% 0.08% $1 67.1% 107.9% 105.5% 0.04% —% 0% 0.0% $0 2014 2015 2016 2017 2018 3Q19 2014 2015 2016 2017 2018 3Q19 Total Loans NCOs / AVERAGE LOANS 0.6% 0.4% NPLs / Total Loans 0.41% 0.0% 0.2% 0.09% 0.10% —% 0.02% —% 0.0% -0.2% 2014 2015 2016 2017 2018 3Q19 US Bank Aggregate NCOs / Avg Loans 15 Investor presentation

Organic Deposit Growth DIVERSE AND HIGH-QUALITY DEPOSIT FRANCHISE World class financial institutions and national deposit team $6 3.0% Treasury management $5 2.5% capabilities and team enhanced 2.27% $4 2.0% in 2016 2.02% s n o i Enhanced capabilities to serve l $3 1.5% l i family offices and ultra high net B worth clients in 2018 $2 1.0% 0.49% $1 0.5% of deposits are 0.17% 21% fixed-rate CDs $0 0.0% 2014 2015 2016 2017 2018 3Q19 Annualized 1-Month LIBOR1 Average Cost of Deposits Certificates of Deposit Money Market Deposits Noninterest and Interest Checking 1 1-Month London Interbank Offered Rate (LIBOR), based on U.S. dollar, percent. daily, not seasonally adjusted. 16 Investor presentation

Treasury Management a Strategic Priority Investments in best-in-class technology and talent beginning in 2016 are paying off for our clients and our business TREASURY MANAGEMENT DEPOSIT ACCOUNTS Treasury management deposits are up approximately 75% year-to-date $1,200 $1,053.1 $978.5 $1,000 12 dedicated professionals across regional footprint $789.8 $800 s More than 500 clients and growing, including n $603.3 o i l l $600 i deposit-only clients with essential need for M treasury management services $400 $200 $0 12/31/18 03/31/19 06/30/19 09/30/19 17 Investor presentation

Treasury Management Deposits Sophisticated and high touch service combined with transparent fee structures driving growth with existing clients and rapid expansion of new clients Commercial Operating C&I Non-Lending 16% Banks 5% Funds, Custody, 14% Trusts 8% Real Estate 1% 3% BALANCES OF Non-Profit 2% $1.05B Financial Intermediaries 13% Family Offices & 31% Foundations 5% Payment Processors Service Providers 0.4% Other 18 Investor presentation

Chartwell Investment management fees provide significant income diversification Leveraging TSC's distribution network CHARTWELL REVENUE AND EBITDA and expertise to grow Chartwell Investment Partners' AUM $50 Enhancing institutional inflows while $40 $37.0 $37.1 $37.6 $36.8 maintaining strong retail momentum $29.6 $30 s • Retail up to 26% in MRQ from n o i l l i 8% when Chartwell was acquired M $20 in 2014 $13.2 $8.5 $10 $7.4 $6.9 $7.0 12% Institutional $0 14% Subadvisory 2015 2016* 2017 2018* TTM 3Q19* $9.62B AUM Mutual Funds 7% Revenue EBITDA 67% Managed Accounts * EBITDA reflects change in the fair value of acquisition earnout in the period. 19 Investor presentation

Chartwell Offers strategies not easily replicated by passive products AUM of $9.62B up 21% since TSC acquired Chartwell in 2014 strategies outperforming respective 9 benchmarks for 3 and 5 years Growth driven by superior investment performance Small Cap Value Mid Cap Value Smid Cap Value Dividend Value 13% 22% Value Equity Covered Call Short Duration BB-Rated High Yield Fixed Income Growth Equity AUM BY Intermediate High Grade Fixed Income INVESTMENT 4% Balanced Core High Grade Fixed Income TEAM 12% Fixed Income Core Plus Fixed Income 49% Large Cap Large Cap Growth Small Cap Growth Berwyn Income Fund High Yield Fixed Income Short Duration High Grade Corporate 20 Investor presentation

Capital and Investment Profile History of deploying capital in accretive acquisitions while organically growing balance sheet Deployed $66M raised in 2013 IPO Investment Profile2 (last common equity raise) in three accretive investment management Closing Price $ 22.49 acquisitions1 while organically growing 52-Week High $ 26.63 bank’s balance sheet by more than $4B 52-Week Low $ 18.20 Raised net capital of $116M in Common Shares Outstanding 29.3M 2018-2019 offerings of non-cumulative Float 24.1M perpetual preferred stock, providing additional Tier 1 capital for the holding Average Daily Volume (3 mos.) ~109,000 company Insider Ownership ~18% Repurchased 2.1M shares since 4Q14 for $32.5M (~$15.38 per share) 1 Chartwell acquisition closed 3/5/2014, TKG acquisition closed 4/29/2016, and Columbia acquisition closed 4/6/2018. 2 Market data as of October 17, 2019. 21 Investor presentation appendix 22 Investor presentation

KEY PERFORMANCE RATIOS

(Dollars in thousands)	As of and For the Three Months Ended					As of and For the Years Ended	
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	December 31, 2018	December 31, 2017
Performance ratios:							
Return on average assets [(1)]	0.94%	0.91%	0.97 %	1.04 %	1.06%	1.04%	0.89%
Return on average common equity [(2)]	11.82%	11.63%	12.50 %	13.16 %	12.78%	12.57%	10.30%
Net interest margin	1.94%	2.03%	2.10 %	2.12 %	2.22%	2.26%	2.25%
Total revenue	$ 46,353	$ 43,170	$ 43,413	$ 41,183	$ 41,570	$ 161,391	$ 138,009
Pre-tax, pre-provision net revenue	$ 18,580	$ 15,585	$ 16,741	$ 14,880	$ 15,884	$ 60,234	$ 46,537
Bank efficiency ratio	50.70%	55.16%	56.30 %	54.60 %	52.86%	53.09%	57.39%
Non-interest expense to average assets	1.59%	1.71%	1.77 %	1.81 %	1.90%	1.93%	2.15%
Asset quality:							
Non-performing loans	$ 184	$ 2,189	$ 7,329	$ 2,237	$ 2,269	$ 2,237	$ 3,183
Non-performing assets	$ 4,434	$ 5,213	$ 10,453	$ 5,661	$ 5,845	$ 5,661	$ 6,759
Other real estate owned	$ 4,250	$ 3,024	$ 3,124	$ 3,424	$ 3,576	$ 3,424	$ 3,576
Non-performing assets to total assets	0.06%	0.08%	0.16 %	0.09 %	0.10%	0.09%	0.14%
Non-performing loans to total loan	—%	0.04%	0.14 %	0.04 %	0.05%	0.04%	0.08%
Allowance for loan and lease losses to loans	0.22%	0.25%	0.28 %	0.26 %	0.29%	0.26%	0.34%
Allowance for loan and lease losses to non-performing loans	7,268.48%	640.29%	200.74 %	590.43 %	598.63%	590.43%	452.94%
Net charge-offs (recoveries)	$ 35	$ (16)	$ (1,881)	$ (206)	$ 1,504	$ 1,004	$ 3,722
Net charge-offs (recoveries) to average total loans	—%	—%	(0.15)%	(0.02)%	0.13%	0.02%	0.10%
Investment management segment:							
Assets under management	$ 9,615,000	$ 9,485,000	$ 9,732,000	$ 9,189,000	$ 9,865,000	$ 9,189,000	$ 8,309,000
EBITDA	$ 932	$ 1,557	$ 2,621	$ 1,890	$ 1,867	$ 6,900	$ 7,421

(1) Net income divided by total average assets.
(2) Net income available to common shareholders divided by average common equity.

23 INVESTOR PRESENTATION

INCOME STATEMENT

TRISTATE CAPITAL

(Dollars in thousands, except per share data)	For the Three Months Ended September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	For the Years Ended December 31, 2018	December 31, 2017
Income statement data:							
Interest income	$ 67,732	$ 66,339	$ 62,902	$ 58,162	$ 52,424	$ 199,786	$ 134,295
Interest expense	35,416	35,036	32,530	28,630	23,605	86,382	42,942
Net interest income	32,316	31,303	30,372	29,532	28,819	113,404	91,353
Provision (credit) for loan and lease losses	(607)	(712)	(377)	(581)	(234)	(205)	(623)
Net interest income after provision for loan and lease losses	32,923	32,015	30,749	30,113	29,053	113,609	91,976
Non-interest income:							
Investment management fees	8,902	9,254	9,424	9,225	9,828	37,647	37,100
Net gain (loss) on the sale and call of debt securities	206	112	28	(76)	—	(70)	310
Other non-interest income	5,135	2,613	3,617	2,426	2,923	10,340	9,556
Total non-interest income	14,243	11,979	13,069	11,575	12,751	47,917	46,966
Non-interest expense:							
Intangible amortization expense	502	502	502	503	502	1,968	1,851
Change in fair value of acquisition earn out	—	—	—	(218)	—	(218)	—
Other non-interest expense	27,271	27,083	26,170	26,018	25,184	99,407	89,621
Total non-interest expense	27,773	27,585	26,672	26,303	25,686	101,157	91,472
Income before tax	19,393	16,409	17,146	15,385	16,118	60,369	47,470
Income tax expense	3,059	1,718	2,582	265	1,807	5,945	9,482
Net income	$ 16,334	$ 14,691	$ 14,564	$ 15,120	$ 14,311	$ 54,424	$ 37,988
Preferred stock dividends	1,962	1,150	679	679	679	2,120	—
Net income available to common shareholders	$ 14,372	$ 13,541	$ 13,885	$ 14,441	$ 13,632	$ 52,304	$ 37,988
Earnings per common share:							
Basic	$ 0.52	$ 0.49	$ 0.50	$ 0.52	$ 0.49	$ 1.90	$ 1.38
Diluted	$ 0.50	$ 0.47	$ 0.48	$ 0.50	$ 0.47	$ 1.81	$ 1.32

24 INVESTOR PRESENTATION

Period-End Balance Sheet As of (Dollars in thousands) September 30, June 30, March 31, December 31, September 30, 2019 2019 2019 2018 2018 Period-end balance sheet data: Cash and cash equivalents $ 383,948 $ 458,269 $ 243,911 $ 189,985 $ 186,535 Total investment securities 468,721 431,426 487,087 466,759 393,139 Loans and leases held-for-investment 6,016,680 5,664,934 5,336,725 5,132,873 4,758,356 Allowance for loan and lease losses (13,374) (14,016) (14,712) (13,208) (13,583) Loans and leases held-for-investment, net 6,003,306 5,650,918 5,322,013 5,119,665 4,744,773 Goodwill and other intangibles, net 66,357 66,859 67,361 67,863 68,365 Other assets 276,117 238,531 223,638 191,383 180,476 Total assets $ 7,198,449 $ 6,846,003 $ 6,344,010 $ 6,035,655 $ 5,573,288 Deposits $ 6,094,605 $ 5,786,983 $ 5,337,704 $ 5,050,461 $ 4,754,588 Borrowings, net 330,000 335,000 398,216 404,166 262,365 Other liabilities 169,337 135,039 111,533 101,674 88,715 Total liabilities 6,593,942 6,257,022 5,847,453 5,556,301 5,105,668 Preferred stock 116,064 116,142 38,468 38,468 38,468 Common shareholders' equity 488,443 472,839 458,089 440,886 429,152 Total shareholders' equity 604,507 588,981 496,557 479,354 467,620 Total liabilities and shareholders' equity $ 7,198,449 $ 6,846,003 $ 6,344,010 $ 6,035,655 $ 5,573,288 25 Investor presentation

Capital Ratios As of September 30, June 30, March 31, December 31, September 30, 2019 2019 2019 2018 2018 TSCH capital ratios: Tier 1 leverage ratio 7.91% 8.21% 7.13% 7.28% 7.53 % Common equity tier 1 risk-based capital ratio 9.58% 9.83% 9.98% 9.64% 10.52 % Tier 1 risk-based capital ratio 12.15% 12.56% 10.92% 10.58% 11.57 % Total risk-based capital ratio 12.40% 12.82% 11.26% 10.86% 11.89 % TSCB capital ratios: Tier 1 leverage ratio 7.20% 7.43% 7.29% 7.49% 7.71 % Common equity tier 1 risk-based capital ratio 11.07% 11.38% 11.18% 10.90% 11.92 % Tier 1 risk-based capital ratio 11.07% 11.38% 11.18% 10.90% 11.92 % Total risk-based capital ratio 11.38% 11.73% 11.57% 11.25% 12.30% 26 Investor presentation

Loan Composition (Dollars in thousands) As of September 30, June 30, March 31, December 31, September 30, Loan and Lease Composition 2019 2019 2019 2018 2018 Private banking $ 3,368,142 $ 3,188,668 $ 2,981,973 $ 2,869,543 $ 2,627,749 C&I 992,508 908,054 862,405 785,320 771,546 CRE 1,656,030 1,568,212 1,492,347 1,478,010 1,359,061 Loans and leases held-for-investment $ 6,016,680 $ 5,664,934 $ 5,336,725 $ 5,132,873 $ 4,758,356 Private banking 56.0% 56.3% 55.9% 55.9% 55.2% C&I 16.5% 16.0% 16.1% 15.3% 16.2% CRE 27.5% 27.7% 28.0% 28.8% 28.6% Loans and leases held-for-investment 100.0% 100.0% 100.0% 100.0% 100.0% 27 Investor presentation

Deposit Composition (Dollars in thousands) As of September 30, June 30, March 31, December 31, September 30, Deposit Composition 2019 2019 2019 2018 2018 Noninterest-bearing checking accounts $ 312,285 $ 270,435 $ 292,188 $ 258,268 $ 236,422 Interest-bearing checking accounts 1,333,189 971,081 895,948 778,131 713,833 Money market deposit accounts 3,149,346 3,021,610 2,760,147 2,781,870 2,565,561 Certificates of deposit 1,299,785 1,523,857 1,389,421 1,232,192 1,238,772 Total deposits $ 6,094,605 $ 5,786,983 $ 5,337,704 $ 5,050,461 $ 4,754,588 Noninterest-bearing checking accounts 5.1% 4.7% 5.5% 5.1% 5.0% Interest-bearing checking accounts 21.9% 16.8% 16.8% 15.4% 15.0% Money market deposit accounts 51.7% 52.2% 51.7% 55.1% 53.9% Certificates of deposit 21.3% 26.3% 26.0% 24.4% 26.1% Total deposits 100.0% 100.0% 100.0% 100.0% 100.0% 28 Investor presentation

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	Three Months Ended September 30, 2019 Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate	June 30, 2019 Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate	September 30, 2018 Average Balance	Interest Income (1)/ Expense	Average Yield/ Rate
Assets									
Interest-earning deposits	$ 388,274	$ 2,144	2.19%	$ 255,697	$ 1,542	2.42%	$ 207,346	$ 1,015	1.94%
Federal funds sold	8,424	44	2.07%	11,218	67	2.40%	9,563	46	1.91%
Debt securities available-for-sale	262,665	2,085	3.15%	249,281	2,053	3.30%	236,053	1,836	3.09%
Debt securities held-to-maturity	174,331	1,537	3.50%	181,495	1,712	3.78%	76,341	699	3.63%
Equity securities	4,720	12	1.01%	7,701	28	1.46%	11,219	71	2.51%
FHLB stock	10,585	382	14.32%	20,235	385	7.63%	11,342	314	10.98%
Total loans and leases	5,776,652	61,552	4.23%	5,462,489	60,579	4.45%	4,594,755	48,470	4.19%
Total interest-earning assets	6,625,651	67,756	4.06%	6,188,116	66,366	4.30%	5,146,619	52,451	4.04%
Other assets	288,216			266,905			223,996		
Total assets	$ 6,913,867			$ 6,455,021			$ 5,370,615		
Liabilities and Shareholders' Equity									
Interest-bearing deposits:									
Interest-bearing checking accounts	$ 1,116,624	5,795	2.06%	$ 868,721	$ 4,965	2.29%	$ 657,402	$ 3,267	1.97%
Money market deposit accounts	3,106,186	18,870	2.41%	2,855,795	18,200	2.56%	2,506,334	12,428	1.97%
Certificates of deposit	1,462,521	9,449	2.56%	1,361,372	8,990	2.65%	1,155,888	6,487	2.23%
Borrowings:									
FHLB borrowings	224,130	1,302	2.30%	430,770	2,334	2.17%	221,576	853	1.53%
Line of credit borrowings	—	—	—%	857	10	4.68%	1,277	16	4.97%
Subordinated notes payable, net	—	—	—%	34,984	537	6.16%	34,832	554	6.31%
Total interest-bearing liabilities	5,909,461	35,416	2.38%	5,552,499	35,036	2.53%	4,577,309	23,605	2.05%
Noninterest-bearing deposits	268,013			256,404			253,033		
Other liabilities	137,934			113,031			78,802		
Shareholders' equity	598,459			533,087			461,471		
Total liabilities and shareholders' equity	$ 6,913,867			$ 6,455,021			$ 5,370,615		
Net interest income (1)		$ 32,340			$ 31,330			$ 28,846	
Net interest spread (1)			1.68%			1.77%			1.99%
Net interest margin (1)			1.94%			2.03%			2.22%

(1) *Calculated on a fully taxable equivalent basis.*

29 INVESTOR PRESENTATION

AVERAGE BALANCE SHEET

TRISTATE CAPITAL

(Dollars in thousands)	2018 Average Balance	2018 Interest Income (1)/ Expense	2018 Average Yield/ Rate	2017 Average Balance	2017 Interest Income (1)/ Expense	2017 Average Yield/ Rate
	Years Ended December 31,					
Assets						
Interest-earning deposits	$ 188,921	$ 3,598	1.90%	$ 126,888	$ 1,466	1.16%
Federal funds sold	8,315	156	1.88%	6,923	68	0.98%
Debt securities available-for-sale	205,652	6,195	3.01%	144,735	3,122	2.16%
Debt securities held-to-maturity	90,895	3,399	3.74%	58,635	2,463	4.20%
Debt securities trading	—	—	—%	188	4	2.13%
Equity securities	10,517	277	2.63%	8,539	266	3.12%
FHLB stock	15,136	924	6.10%	13,286	603	4.54%
Total loans and leases	4,500,117	185,349	4.12%	3,711,701	126,544	3.41%
Total interest-earning assets	5,019,553	199,898	3.98%	4,070,895	134,536	3.30%
Other assets	221,467			193,532		
Total assets	$ 5,241,020			$ 4,264,427		
Liabilities and Shareholders' Equity						
Interest-bearing deposits:						
Interest-bearing checking accounts	$ 612,921	$ 11,440	1.87%	$ 336,337	$ 3,706	1.10%
Money market deposit accounts	2,429,203	45,106	1.86%	1,999,399	22,350	1.12%
Certificates of deposit	1,071,556	21,947	2.05%	967,503	11,429	1.18%
Borrowings:						
FHLB borrowings	325,356	5,555	1.71%	295,315	3,152	1.07%
Line of credit borrowings	2,568	119	4.63%	2,214	90	4.07%
Subordinated notes payable, net	34,807	2,215	6.36%	34,605	2,215	6.40%
Total interest-bearing liabilities	4,476,411	86,382	1.93%	3,635,373	42,942	1.18%
Noninterest-bearing deposits	244,090			210,860		
Other liabilities	75,473			49,279		
Shareholders' equity	445,046			368,915		
Total liabilities and shareholders' equity	$ 5,241,020			$ 4,264,427		
Net interest income (1)		$ 113,516			$ 91,594	
Net interest spread (1)			2.05%			2.12%
Net interest margin (1)			2.26%			2.25%

(1) *Calculated on a fully taxable equivalent basis.*

30 INVESTOR PRESENTATION

SEGMENTS

(Dollars in thousands)	Three Months Ended September 30, 2019 Bank	Investment Management	Parent and Other	Consolidated	Three Months Ended September 30, 2018 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 67,720	$ —	$ 12	$ 67,732	$ 52,354	$ —	$ 70	$ 52,424
Interest expense	35,455	—	(39)	35,416	23,038	—	567	23,605
Net interest income (loss)	32,265	—	51	32,316	29,316	—	(497)	28,819
Provision (credit) for loan and lease losses	(607)	—	—	(607)	(234)	—	—	(234)
Net interest income (loss) after provision for loan and lease losses	32,872	—	51	32,923	29,550	—	(497)	29,053
Non-interest income:								
Investment management fees	—	9,016	(114)	8,902	—	9,914	(86)	9,828
Net gain on the sale and call of debt securities	206	—	—	206	—	—	—	—
Other non-interest income	5,113	(9)	31	5,135	2,850	—	73	2,923
Total non-interest income	5,319	9,007	(83)	14,243	2,850	9,914	(13)	12,751
Non-interest expense:								
Intangible amortization expense	—	502	—	502	—	502	—	502
Other non-interest expense	18,949	8,186	136	27,271	17,002	8,173	9	25,184
Total non-interest expense	18,949	8,688	136	27,773	17,002	8,675	9	25,686
Income (loss) before tax	19,242	319	(168)	19,393	15,398	1,239	(519)	16,118
Income tax expense (benefit)	3,142	3	(86)	3,059	1,676	282	(151)	1,807
Net income (loss)	$ 16,100	$ 316	$ (82)	$ 16,334	$ 13,722	$ 957	$ (368)	$ 14,311

31 INVESTOR PRESENTATION

TRISTATE CAPITAL

SEGMENTS

(Dollars in thousands)	Nine Months Ended September 30, 2019 Bank	Investment Management	Parent and Other	Consolidated	Nine Months Ended September 30, 2018 Bank	Investment Management	Parent and Other	Consolidated
Income statement data:								
Interest income	$ 196,862	$ —	$ 111	$ 196,973	$ 141,424	$ —	$ 200	$ 141,624
Interest expense	101,891	—	1,091	102,982	56,027	—	1,725	57,752
Net interest income (loss)	94,971	—	(980)	93,991	85,397	—	(1,525)	83,872
Provision (credit) for loan and lease losses	(1,696)	—	—	(1,696)	376	—	—	376
Net interest income (loss) after provision for loan and lease losses	96,667	—	(980)	95,687	85,021	—	(1,525)	83,496
Non-interest income:								
Investment management fees	—	27,912	(332)	27,580	—	28,621	(199)	28,422
Net gain on the sale and call of debt securities	346	—	—	346	6	—	—	6
Other non-interest income	10,467	17	881	11,365	7,875	1	38	7,914
Total non-interest income	10,813	27,929	549	39,291	7,881	28,622	(161)	36,342
Non-interest expense:								
Intangible amortization expense	—	1,506	—	1,506	—	1,465	—	1,465
Other non-interest expense	56,872	23,174	478	80,524	49,011	23,988	390	73,389
Total non-interest expense	56,872	24,680	478	82,030	49,011	25,453	390	74,854
Income (loss) before tax	50,608	3,249	(909)	52,948	43,891	3,169	(2,076)	44,984
Income tax expense (benefit)	6,825	830	(296)	7,359	5,485	786	(591)	5,680
Net income (loss)	$ 43,783	$ 2,419	$ (613)	$ 45,589	$ 38,406	$ 2,383	$ (1,485)	$ 39,304

32 INVESTOR PRESENTATION

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP INCOME STATEMENT ITEMS

TRISTATE CAPITAL

	For the Three Months Ended					For the Years Ended	
(Dollars in thousands)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	December 31, 2018	December 31, 2017
Total revenue:							
Net interest income	$ 32,316	$ 31,303	$ 30,372	$ 29,532	$ 28,819	$ 113,404	$ 91,353
Total non-interest income	14,243	11,979	13,069	11,575	12,751	47,917	46,966
Less: net gain (loss) on the sale and call of debt securities	206	112	28	(76)	—	(70)	310
Total revenue	$ 46,353	$ 43,170	$ 43,413	$ 41,183	$ 41,570	$ 161,391	$ 138,009
Less: total non-interest expense	27,773	27,585	26,672	26,303	25,686	101,157	91,472
Pre-tax, pre-provision net revenue	$ 18,580	$ 15,585	$ 16,741	$ 14,880	$ 15,884	$ 60,234	$ 46,537

	For the Three Months Ended					For the Years Ended	
(Dollars in thousands)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	December 31, 2018	December 31, 2017
Bank total revenue:							
Net interest income	$ 32,265	$ 31,794	$ 30,911	$ 30,058	$ 29,316	$ 115,455	$ 93,380
Total non-interest income	5,319	2,590	2,905	3,161	2,850	11,042	9,864
Less: net gain (loss) on the sale and call of debt securities	206	112	28	(76)	—	(70)	310
Bank total revenue	$ 37,378	$ 34,272	$ 33,788	$ 33,295	$ 32,166	$ 126,567	$ 102,934
Bank efficiency ratio:							
Total non-interest expense (numerator)	$ 18,949	$ 18,903	$ 19,021	$ 18,179	$ 17,002	$ 67,190	$ 59,073
Total revenue (denominator)	$ 37,378	$ 34,272	$ 33,788	$ 33,295	$ 32,166	$ 126,567	$ 102,934
Bank efficiency ratio	50.70%	55.16%	56.30%	54.60%	52.86%	53.09%	57.39%

For a comprehensive discussion on the use of non-GAAP data, please refer to the Company's most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com

33 INVESTOR PRESENTATION

Reconciliation of Non-GAAP Financial measures to GAAP Income Statement Items For the Three Months Ended For the Years Ended September 30, June 30, March 31, December 31, September 30, December 31, December 31, (Dollars in thousands) 2019 2019 2019 2018 2018 2018 2017 Investment Management EBITDA: Net income $ 316 $ 672 $ 1,431 $ 1,468 $ 957 $ 3,851 $ 4,551 Interest expense — — — — — — — Income taxes expense (benefit) 3 264 563 (207) 282 579 522 Depreciation expense 111 119 125 126 126 502 497 Intangible amortization expense 502 502 502 503 502 1,968 1,851 EBITDA $ 932 $ 1,557 $ 2,621 $ 1,890 $ 1,867 $ 6,900 $ 7,421 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 34 Investor presentation

Reconciliation of Non-GAAP Financial measures to GAAP Balance Sheet Items As of September 30, June 30, March 31, December 31, September 30, (Dollars in thousands, except per share data) 2019 2019 2019 2018 2018 Tangible book value per common share: Common shareholders' equity $ 488,443 $ 472,839 $ 458,089 $ 440,886 $ 429,152 Less: goodwill and intangible assets 66,357 66,859 67,361 67,863 68,365 Tangible common equity $ 422,086 $ 405,980 $ 390,728 $ 373,023 $ 360,787 Common shares outstanding 29,296,970 29,339,152 29,351,833 28,878,674 28,920,978 Tangible book value per common share $ 14.41 $ 13.84 $ 13.31 $ 12.92 $ 12.47 For a comprehensive discussion on the use of non-GAAP data, please refer to the Company’s most recent quarterly financial results news release filed with the Securities and Exchange Commission and available at www.tscbank.com 35 Investor presentation